UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: July 8, 2009

(Date of earliest event reported)

GRYPHON GOLD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Commission file number: 333-127635

Nevada	92-0185596
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

675 West Hastings Street, Suite 711
Vancouver, British Columbia	V6B 1N2
(Address of Principal Executive Offices)	(Zip Code)

(604) 261-2229

(Registrant’s Telephone Number, including Area Code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders

On July 8, 2009, the Registrant announced that it amended the terms of the warrants it issued on August 3, 2007, November 22 and 27, 2007 and December 14, 2007 to provide an extension of the original expiry dates (previously August 2, 2009 for 5,000,000 shares, November 22, 2009 for 3,254,000 shares, November 27, 2009 for 1,050,000 shares and December 14, 2009 for 182,500 shares) and reduction of the exercise price (previously $1.25CDN). The warrants entitle the holders to acquire (on exercise) an aggregate of 9,486,500 shares of common stock, representing 15% of the Registrant’s outstanding shares (basic). None of the warrants are held by insiders of the Registrant.

The revised terms of the warrants are set out below:

Original issue date	Amended expiry date	Amended exercise price (CDN$)
August 3, 2007	December 31, 2009	$0.18 until September 20, 2009 and $0.40 from September 21, 2009 to December 31, 2009
November 22, 2007	December 31, 2009	$0.18 until September 20, 2009 and $0.40 from September 21, 2009 to December 31, 2009
November 27, 2007	December 31, 2009	$0.18 until September 20, 2009 and $0.40 from September 21, 2009 to December 31, 2009
December 14, 2007	December 31, 2009	$0.18 until September 20, 2009 and $0.40 from September 21, 2009 to December 31, 2009

All other terms of the warrants remain the same. The above amendments will be effective July 22, 2009 and are subject to regulatory approval.

Item 7.01. Regulation FD Disclosure.

On July 8, 2009 the Registrant issued the attached news release entitled “Gryphon Gold Reports Warrant Extension and Pricing Amendment” announcing the extension and re-pricing of certain of the Registrant’s outstanding warrants. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this report, including the exhibits attached hereto which are incorporated herein by reference, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

(99.1)	Press Release dated July 8, 2009*

*Furnished to, not filed with, the Commission pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gryphon Gold Corporation
(Registrant)

Dated: July 14, 2009	By: /s/ John L. Key
John L. Key President and CEO